UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

March 2017 Portfolio and Impact Update

1) The inception date refers to the date TriLinc’s operations commenced. 2) The collateral coverage ratio is the amount of collateral the borrower must maintain in relation to the total amount outstanding on the facility.

Information provided by TriLinc Advisors, LLC.

Quarterly Portfolio & Impact Update TriLinc Global Impact Fund (“TriLinc”) is a public reporting, non-traded Limited Liability Company that makes private debt investments through a global network of institutional class investment managers. TriLinc invests in small and medium sized enterprises (“SMEs”) that are committed to positive economic, social and environmental impact, and are located in carefully selected countries with growing economies. March 31, 2017 KEY FACTS Inception Date1: June 2013 Total Assets (est.): $313,000,000 Number of Holdings: 35 Leverage/Debt: $1,860,000 Avg. Collateral Coverage Ratio2 >2.0x USD Denominated: 100% Portfolio Composition: • Senior Secured 100% • Subordinated 0% • Equity 0%

Past performance is no guarantee of future results. All portfolio information above is provided by TriLinc Advisors, LLC as of March 31, 2017 and generally subject to change/rounding. Pie charts above represent the percentages of the total amount outstanding of TriLinc’s portfolio. While TriLinc seeks to diversify its investments across investment type, country, and sector, there can be no assurance that it will be able to do so. Diversification neither guarantees a profit nor protects against losses.

1) This represents all countries/sectors where TriLinc currently has a loan commitment. Due to the revolving debt nature of trade finance facilities and the timing of funding, it is possible that certain commitments currently have a zero outstanding balance and would therefore not be represented in the country/sector allocation charts, which represents invested capital. 2) Of the transactions repaid since inception, $112.6 million represents full cycle loans from trade finance, term loan, and temporary investment facilities that are closed and no longer part of TriLinc’s portfolio. 3) For companies based in Argentina, TriLinc provides export finance, where the buyer is typically a developed market company or a large conglomerate. 4) For companies located in developed markets, TriLinc provides trade financing transactions involving exports/imports for enterprises located in developing economies. 5) Sectors are determined by the Standard Industrial Classification (“SIC”) system under the U.S. Department of Labor.

A Global Strategic Debt Opportunity TriLinc provides growth stage term loans and trade finance facilities to established SMEs in select markets where access to affordable capital is significantly limited. The shortage of capital helps create a meaningful opportunity to generate competitive risk-adjusted returns by supplying funds to growing companies with experienced management teams and stable, positive cash flows. Portfolio Overview Total Assets (est.) $313,000,000 Current Loan Commitments $298,140,000 Weighted Average Portfolio Loan Size $7,287,306 Countries1 20 Sectors1 28 Total Invested Since Inception $551,348,755 Total Full Cycle Loans2 Top Five Investments by Percentage Company Description Location Hospitality Service Provider Cabo Ver Clean Diesel Distributor Peru Infrastructure and Logistics Provider Indonesia $304,664,909 % of Total Assets de 5.4% 4.8% 4.8% Property Developer Namibia 4.8% Power Producer Ghana 4.6% R Investment Types TriLinc primarily invests in two types of investments: direct origination term loans and trade finance facilities. For its term loans, TriLinc targets established private companies that are in need of capital for expansion and demonstrate revenue, earnings and cash flow growth to realistically support the borrowing. Trade finance facilities provide short-term financing to importers or exporters to facilitate the contracted sale of goods. R Developing Economies TriLinc carefully identifies and selects countries in developing economies with favorable economic growth characteristics, legal and political stability, and unrestricted capital access. Developing economies have seen relatively strong GDP growth over the past decade and TriLinc believes they are positioned to continue to outperform developed economies in the future. R Sector Diversification In addition to diversifying by investment type and country, TriLinc’s diversification strategy includes allocating its investments across various sectors to manage portfolio risk and exposure. l 49% Trade Finance l 51% Term Loans Location l 18% Argentina3 l 3% Mauritius l 9% Peru l 3% United Kingdom4 l 8% Indonesia l 3% Morocco l 8% Cabo Verde l 2% Malaysia l 7% Namibia l 2% Italy4 l 7% Ghana l <1% Chile l 6% Ecuador l <1% Uruguay l 6% Nigeria l <1% Guatemala l 6% Zambia l <1% Kenya l 6% Brazil l 4% South Africa Sector5 l 8% Hotels and Motels l 7% Bulk Fuel Stations and Terminals l 7% Highway and Street Construction, Except Elevated Highways l 7% Land Subdividers and Developers l 7% Electric Services l 6% Services Incidental to Water Transportation l 6% Miscellaenous Food Preparations and Kindred Products l 6% Farm-Product Raw Materials l 6% Fats and Oils l 4% Computer Programming, Data Processing, And Other Computer Related Services l 4% Meat Products l 4% Groceries and Related Products l 3% Metals and Minerals, Except Petroleum l 3% Dairy Products l 3% Steel Works, Blast Furnaces, And Rolling And Finishing Mills l 3% Secondary Smelting and Refining of Nonferrous Metals l 2% Miscellaneous Non-Durable Goods l 2% Chemicals and Allied Products l 2% Converted Paper and Paperboard Products l 2% Rental of Railroad Cars l 2% Field Crops, Except Cash Grains l 2% Lumber and Other Construction Materials l 1% Primary Nonferrous Metals l <1% Soap, Detergents, and Cleaning Preparations l <1% Communications Equipment l <1% Metal Mining Services l <1% Fruits and Tree Nuts l <1% Miscellaneous Plastics Products

Past performance is no guarantee of future results. The impact data above in the Impact Overview section reflects data collected as of March 31, 2017 and is subject to change/rounding. The borrower information presented in the Impact Investment Case Study represents an actual transaction in TriLinc Global Impact Fund as of March 31, 2017. All information provided by TriLinc Advisors, LLC. 1) There is no assurance that our investment in the borrower or this market will be successful or will have the desired impact. 2) The current loan commitment amount represents the current amount that is available to the borrower under the agreement. This amount may change over time. 3) Note, this is not a measure of TriLinc’s investment performance nor is it necessarily indicative of distributions that TriLinc may provide to investors. 4) The cash flow coverage ratio is the ratio of projected total cash available at the end of the current year to the annual in interest and principal payments due on outstanding debt. 5) World Bank, World Development Indicators Database, Namibia, 2016. 6) The World Bank, Doing Business, 2017. 7) CIA World Factbook, Namibia, 2016. 8) African Economic Outlook, Namibia, 2016.

Investing  with  Impact The primary goal of TriLinc is to generate competitive risk-adjusted investment returns in an effort to help investors diversify their income-oriented investments and achieve their financial objectives. At the same time, TriLinc’s focus on impact investing means that it carefully selects its investment opportunities based, in part, on the target company’s potential to generate positive, measurable impact on the people, community or region in which it operates. Impact Overview TriLinc’s Borrower Companies Currently Employ a Total of… Percentage of TriLinc Borrowers that: Comply with local environmental, labor, health, safety and business laws, standards and regulations 100% Demonstrate their positive impact on the community through community service and/or community donations 86% Commit to working towards implementing international environmental and health and safety best practices 100% Implement environmentally sustainable practices, including energy savings, waste reduction and/or water conservation 92% Top 5 Borrower Impact Objectives: 1. Job Creation 2. Wage Increase 3. Agricultural Productivity 4. Capacity-Building 5. Productivity & Competitiveness Improvement Top 5 Environmental and Social Practices: 1. Maternity/Paternity Leave 2. Fair Hiring and Recruiting 3. Energy Savings 4. Fair Career Advancement 5. Charitable Donations An Impact Investment Case Study1 Property Developer - Namibia Investment Type: Senior Secured Term Loan Structure: Term Loan Due 8/15/2021 Loan Commitment Amount2: $15,000,000 Interest Rate3: 12.50% Sector : Land Subdividers and Developers Cash Flow Coverage Ratio4: >2.0x Access to Affordable Housing, Access Impact Objective(s): Access to Affordable Housing, Access to Financial Services, Community Development, Access to Education, Employee Ownership With a 2015 GDP of $11.5 billion and population of 2.5 million5, Namibia ranks ninth across the Sub-Saharan African region on the World Bank’s Ease of Doing Business index6. Between 2010 and 2015, annual GDP growth rates averaged approximately 5.6%,5 mainly driven by metal exports7. Namibia is experiencing rapid rural to urban migration, with an average urban population growth rate of 4.5% per year, driving the demand for serviced land and urban infrastructure development8. Recognizing the shortage of affordable housing near Namibia’s cities, TriLinc extended a $15,000,000 senior secured four-and-a-half year term loan facility to a Namibia-based company that primarily engages in property development (mainly land acquisition and site development) and financial services (including micro-insurance, retail banking, and education). TriLinc’s financing will support the efforts of the property development division and assist in the development of a roughly 4.5 square mile housing project located north of Windhoek, the capital of Namibia. The borrower initially services the land by installing the necessary infrastructure, such as water piping, sewage, storm water reticulation, electric grid connections, road pavement, and street lighting, after which the property is sold to small- and medium-sized developers and individuals for residential and commercial construction. The borrower seeks to address the middle-income housing shortage that currently exists in Windhoek due to a steady increase in urbanization, combined with geographical hindrances. All of the company’s property development land acquisition meets the International Finance Corporation’s Performance Standards, as well as the company’s proprietary environmental management system. To complement the holding company’s online education institution, which is the largest distance-learning education program in Namibia, the company is planning to open a vocational training center where members of the public, in addition to the company’s staff, can obtain training and accreditation in all trades concerning brick & mortar, plastering, concrete, electrical, and plumbing work. Additionally, the holding company’s insurance branch provides insurance products, such as legal insurance, funeral cost coverage, life coverage, and income protection, to individuals previously excluded from traditional insurance

The information regarding recent investments described above is as of March 31, 2017.

1) Note, this is not a measure of TriLinc’s investment performance nor is it necessarily indicative of distributions that TriLinc may provide to investors. 2) The collateral coverage ratio is the amount of collateral the borrower must maintain in relation to the total amount outstanding on the facility. The cash flow coverage ratio is the ratio of the projected total cash available at the end of the current year to the annual interest and principal payments due on outstanding debt. 3) The loan will provide for a net interest rate to TriLinc of 18.5%, 20%, and 22% in year 1, 2, and 3 respectively.

Recent Investments Citrus Producer (Uruguay) Founded in 1973, the company is an Uruguayan family-owned agricultural group that specializes in growing, processing, packaging, and exporting citrus fruits, juice concentrate and essential oils. The company is certified under the guidelines of Tesco Nurture and Unilever’s Sustainable Agriculture Code, demonstrating its commitment to operating in an environmentally responsible manner. Through a double-washing system that was implemented a few years ago, the company has been able to reduce its water usage during processing by 45%. TriLinc’s financing is anticipated to support the borrower’s efforts in increasing agricultural production to meet the demand stemming from new international markets, thereby facilitating export diversification in Uruguay. TriLinc’s trade finance facility is secured by inventory. Investment Summary Investment Type: Senior Secured Trade Finance Structure: Revolving Facility Loan Commitment Amount: $2,500,000 Interest Rate1: 9.00% Sector : Citrus Fruits Cash Flow Coverage Ratio2: ³1.25x Impact Objective(s): Agricultural Productivity Tuna Processor and Exporter (Ecuador) Founded in 1997, the Dolphin-Safe certified company is engaged in purchasing, processing and exporting packaged tuna and tuna products from Ecuador to international off-takers located in Europe, Asia, North America, and South America. The company is dedicated to the wellbeing of its employees, of which 58% are female, through implementing extensive training programs upon hiring, offering financial incentives for outstanding performance, and performing human resource studies to measure the happiness and efficiency of its employees. The company anticipates that TriLinc’s financing will be used to support the borrower’s job creation efforts as it aims to increase its processing capacity by 30% in the next three years, requiring the company to add another work shift and substantially increase its workforce. TriLinc’s trade finance facility is secured by inventory and accounts receivables. Investment Summary Investment Type: Senior Secured Trade Finance Structure: Revolving Facility Loan Commitment Amount: $5,000,000 Interest Rate1: 9.50% Sector : Miscellaneous Food Preparations and Kindred Products Collateral Coverage Ratio2: ³1.25x Impact Objective(s): Job Creation Scrap Metal Recycler (Morocco) Founded in 1988, the company is one of the largest integrated metal scrap recycling and processing companies in Morocco. The company currently sources metal scrap from 30 local micro, small, and medium-size scrap collectors for processing into semi-finished and finished products, including billets, anodes, tubes, and wires. Its employee-centric policies include capacity-building programs offering technical and management skills development, which combined with competitive wages and benefits, contribute to its nationwide reputation for low employee turnover. It is anticipated that TriLinc’s financing will support the company’s strategy of increasing its market access as one of the only local companies engaged in the full value chain of processing recycled scrap metal into finished goods for export. TriLinc’s trade finance facility is secured by accounts receivables and inventory. Investment Summary Investment Type: Senior Secured Trade Finance Structure: Revolving Facility Loan Commitment Amount: $9,000,000 Interest Rate1: One Month Libor + 10.50% Sector : Secondary Nonferrous Metals Collateral Coverage Ratio2: ³1.18x Impact Objective(s): Access to New Markets; Productivity & Competitiveness; Access to New Products; Job Creation Infrastructure and Logistics Provider (Indonesia) Founded in 2004, the company is an infrastructure and logistics provider in Indonesia that engages in large scale infrastructure projects throughout the country. It is anticipated that TriLinc’s financing for the completion of a hauling road, in addition to reinforcing bridge infrastructure, will help reduce the severe local congestion that currently exists on public roads. Additionally, the borrower will continue to offer extensive capacity-building programs to its employees, and launch new CSR activities to engage the local communities in which it works. The term loan facility is secured by a first ranking pledge over the company’s shares, subsidiary company ownership, and the assignment of port throughput fees. Investment Summary Investment Type: Senior Secured Term Loan Structure: Term Loan Due 11/22/2019 Loan Commitment Amount: $15,000,000 Interest Rate1: 20.67%3 Sector : Highway and Street Construction Cash Flow Coverage Ratio2: ³1.22x Impact Objective(s): Capacity-Building; Job Creation

Investment Holdings as of March 31, 2017 Description Sector Location Maturity* Interest1 Rate Total Loan2 Commitment Total Amount3 Outstanding Impact Objective(s) Term Loans Clean Diesel Distributor Bulk Fuel Stations and Terminals Peru 8/1/19 11.50% $15,000,000 $15,000,000 Diaper Manufacturer Converted Paper and Paperboard Products Peru 7/28/21 12.17% $6,040,000 $4,790,000 FMCG Manufacturer Soap, Detergents, and Cleaning Preparations Zambia 11/16/19 11.00% $6,500,000 $1,810,151 Hospitality Service Provider Hotels and Motels Cabo Verde 8/21/21 13.50% $17,000,000 $17,000,000 Infrastructure and Logistics Provider Highway and Street Construction, Except Elevated Highways Indonesia 11/22/19 20.67%4 $15,000,000 $15,000,000 IT Service Provider Computer Programming, Data Processing, And Other Computer Related Services Brazil 10/31/19 13.50% $14,000,000 $9,545,749 Marine Logistics Provider Services Incidental to Water Transportation Nigeria 9/16/20 14.99%5 $16,050,000 $13,633,870 Property Developer Land Subdividers and Developers Namibia 8/15/21 12.50% $15,000,000 $15,000,000 $ Railway Equipment Provider Rental of Railroad Cars South Africa 1/31/20 12.00% $5,000,000 $4,136,861 Sugar Producer Field Crops, Except Cash Grains Brazil 2/28/21 12.43% $3,000,000 $2,851,296 Tin Producer Primary Smelting and Refining of Nonferrous Metals Indonesia 6/30/20 12.00% $3,000,000 $3,000,000 Wholesale Distributor Chemicals and Allied Products Malaysia 3/31/20 12.00% $15,000,000 $5,027,157 Term Loan Total $130,590,000 $106,795,084 Trade Finance Agriculture Distributor Farm-Product Raw Materials Argentina 7/16/17 9.00% $15,000,000 $12,500,000 Beef Exporter Meat Products Argentina 11/29/17 11.50% $9,000,000 $9,000,000 Chia Seed Exporter Field Crops, Except Cash Grains Chile 3/11/17 10.90% $2,500,000 $1,464,901 Citrus Producer Fruit and Tree Nuts Uruguay 3/24/18 9.00% $2,500,000 $791,070 Consumer Goods Distributor Groceries and Related Products Namibia 10/29/17 12.00% $2,000,000 $500,000 Dairy Co-Operative Dairy Products Argentina 7/29/17 10.67% $6,000,000 $6,000,000 Electronics Assembler Electrical Machinery, Equipment, and Supplies South Africa 11/20/17 13.00% $11,000,000 $1,644,431 Farm Supplies Distributor Miscellaneous Non-Durable Goods Zambia 5/3/166 12.43% $10,000,000 $5,078,526 Fish Processor and Exporter Miscellaneous Food Preparations and Kindred Products Ecuador 6/19/17 9.00% $2,000,000 $611,550 Fruit & Nut Distributor Groceries and Related Products South Africa 5/22/157 12.00% $1,250,000 $785,806 Integrated Steel Producer Steel Works, Blast Furnaces, And Rolling And Finishing Mills Zambia 9/2/17 13.00% $6,000,000 $6,000,000 International Development Logistics Provider Lumber and Other Construction Materials Italy 12/31/17 9.50% $5,000,000 $4,099,375 Meat Processor II Meat Products South Africa 5/19/17 14.50% $2,800,000 $302,324

1)Interest rates are as of March 31, 2017 and, where applicable, are weighted averages amongst multiple transactions. Interest rates include contractual rates and accrued fees where applicable. This metric is not a measure of TriLinc’s investment performance nor is it necessarily indicative of distributions that TriLinc may provide to investors.

2)The total loan commitment represents the maximum amount that can be borrowed under the agreement. The actual amount drawn on the loan by the borrower may change over time. Loan commitments are subject to availability of funds and do not represent a contractual obligation to provide funds to a borrower. 3) The total amount outstanding represents the actual amount borrowed under the loan as of March 31, 2017. In some instances where there is a $0 balance, the borrower may have paid back the original amount borrowed under a trade finance facility and under an agreement, may borrow again. 4) The loan will provide for a net interest rate to TriLinc of 18.5%, 20%, and 22% in year 1, 2 and 3 respectively. 5) The interest rate is a weighted average interest rate between four separate transactions. One transaction has an interest rate of 10.50%, one transaction has a variable interest rate of one month Libor +10.5%, and the remaining two transactions, totaling $11.9 million, include an additional 4.68% rate in deferred fixed interest. 6) Repayment by the Farm Supplies Distributor is delayed due to slow payment of associated receivables by its main customer, the Government of Zambia. For more information, please refer to form 10-K filed on March 31, 2017. 7) TriLinc, together with its sub-advisor, had agreed to further extend the principal maturity date to facilitate the strategic sale of the Fruit & Nut Distributor, which closed in June 2016. For more information, please refer to form 10-K filed on March 31, 2017. 8) The interest rate is a weighted average interest rate between two separate transactions. One transaction has an interest rate of 8.75%.The second transaction has an interest rate of 9.00%. 9) The interest rate is a variable rate of one month Libor +10.50%. 10) Repayment by the Sesame Seed Exporter is delayed due to customer turnover. For more information, please refer to form 10-K filed on March 31, 2017. 11) The interest rate is a variable rate of one month Libor +10.50%.

12) TriLinc’s trade finance borrowers may be granted flexibility with respect to repayment relative to the stated maturity date to accommodate specific contracts and/or business cycle characteristics. This flexibility in each case is agreed upon between TriLinc and the sub-advisor and between the sub-advisor and the borrower.

Investment Holdings as of March 31, 2017 (continued) Description Sector Location Maturity* Interest1 Rate Total Loan2 Commitment Total Amount3 Outstanding Impact Objective(s) Trade Finance (continued) Metals Trader Metals and Minerals, Except Petroleum United Kingdom 12/31/17 9.47% $8,000,000 $7,150,949 Mine Remediation Co. Metal Mining Services South Africa 9/28/17 17.50% $2,500,000 $1,234,145 Oilseed Distributor Fats and Oils Argentina 2/22/18 8.88%8 $12,000,000 $12,000,000 Plastic Products Manufacturer Miscellaneous Plastic Products Kenya 10/9/17 11.50% $1,500,000 $161,018 Power Producer Electric Services Ghana 10/9/17 11.50% $20,000,000 $14,500,000 Scrap Metal Recycler Secondary Smelting and Refining of Nonferrous Metals Morocco 7/17/17 11.05%9 $9,000,000 $5,849,626 Sesame Seed Exporter Farm-Product Raw Materials Guatemala 3/31/1610 12.00% $2,000,000 $907,565 Shrimp Exporter Miscellaneous Food Preparations and Kindred Products Ecuador 10/22/17 9.25% $9,000,000 $8,770,449 Tuna Processor and Exporter Miscellaneous Food Preparations and Kindred Products Ecuador 8/7/17 9.50% $5,000,000 $4,276,044 Vanilla Exporter Groceries and Related Products Mauritius 11/23/17 11.08%11 $12,000,000 $7,468,625 Trade Finance Total $156,050,000 $111,096,404 Portfolio Totals $286,640,000 $217,891,488 * For borrower companies that TriLinc has secured multiple transactions with, the maturity date listed represents the furthest date out. Thus, there may be transactions with those borrowers that mature prior to the date noted. Given the cyclical nature of trade finance, it is common within the TriLinc portfolio for repayment to vary relative to a given transaction’s stated maturity date. 12 Legend Job Creation Wage Increase Capacity-Building Access to New Markets Access to Education Health Improvement Affordable Housing Access to New Products Agricultural Productivity Productivity & Competitiveness Improvement Equality & Empowerment Access to Energy Food Security $ Access to Finance Employee Ownership Community Development

1)Loans paid off represent term loan and trade finance facilities, and their underlying transactions,  that have fully repaid and are no longer part of the TriLinc portfolio. 2) The internal rate of return is defined as the gross average annual return earned through the life of an investment. The internal rate of return does not take into account advisor fees or operating expenses of the Fund. The internal rate of return was calculated by the Advisor (unaudited) as the investment (loan advance) was made and cash was received (principal, interest and fees). Past performance is not indicative of future results. The internal rate of return illustrated is not necessarily reflective of the overall performance of the portfolio. 3) Impact data is not tracked for this investment. TriLinc does not track impact data for trade finance transactions that meet standard underwriting guidelines, but generally have the maturity of less than one year and involve borrowers with whom, at the time of funding, TriLinc does not expect to maintain an ongoing lending relationship or otherwise provide an open loan facility.

Full Cycle Loan Facilities as of March 31, 2017 Since it commenced operations, TriLinc has funded in excess of $551 million in aggregate investments. Given the short term duration of TriLinc’s loans, a total of $304 million in transactions have been repaid and gone “full cycle.” For the loans that have been paid off where the loan facility is no longer open or part of the TriLinc portfolio, an internal rate of return (“IRR”) has been determined and is summarized below. Description Location Investment Type Facility Date Facility Amount Payoff Date1 IRR2 Impact Objective(s) Agricultural Products Exporter I Singapore Trade Finance 4/23/15 $10,000,000 2/29/16 11.85% 3 N/A Agricultural Supplies Distributor I South Africa Trade Finance 10/15/14 $15,202,091 8/14/15 13.11% Agricultural Supplies Distributor II South Africa Trade Finance 10/6/15 $8,563,423 6/1/16 10.76% Candle Distributor South Africa Trade Finance 9/2/14 $1,400,000 9/16/15 14.27% Cement Distributor Kenya Trade Finance 9/23/14 $12,000,000 10/15/15 15.29% Construction Materials Distributor South Africa Trade Finance 10/9/14 $838,118 4/1/16 13.00% Electronics Retailer Indonesia Term Loan 7/26/13 $5,000,000 6/17/14 19.59% $ Farm Supplies Wholesaler South Africa Trade Finance 5/28/15 $2,250,000 1/19/16 13.14% Fertilizer Distributor Zambia Trade Finance 7/17/14 $3,000,000 11/4/14 12.65% Food Processor Peru Term Loan 3/25/14 $576,000 11/28/14 14.01% Frozen Seafood Exporter Ecuador Trade Finance 6/17/13 $240,484 5/14/14 13.49% Industrial Materials Distributor South Africa Trade Finance 11/20/14 $4,030,000 12/15/15 13.64% Insulated Wire Manufacturer Peru Trade Finance 5/2/14 $1,991,000 12/2/14 8.43% International Tuna Exporter Ecuador Trade Finance 7/17/13 $1,000,000 10/9/13 13.58% Meat Processor I South Africa Trade Finance 7/7/14 $2,950,000 4/1/16 14.08% Meat Producer South Africa Trade Finance 11/27/15 $1,500,000 2/3/16 14.83% 3 N/A Rice & Bean Importer South Africa Trade Finance 7/7/14 $1,000,000 8/5/15 12.97% Rice Importer Kenya Trade Finance 11/6/15 $399,653 5/19/16 11.50% Rice Producer Tanzania Trade Finance 1/22/15 $3,900,000 4/1/16 12.04% Seafood Processing Company Ecuador Trade Finance 6/19/13 $496,841 7/1/13 13.44% Textile Distributor South Africa Trade Finance 7/25/14 $7,026,515 5/30/16 15.81% Timber Exporter Chile Trade Finance 7/3/13 $915,000 6/12/14 10.25% Waste Management Equipment Distributor South Africa Trade Finance 2/13/15 $310,752 5/15/15 20.19% Legend Job Creation Wage Increase Capacity-Building Access to Education Affordable Housing Agricultural Productivity Equality & Empowerment Food Security $ Access to Finance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

May 26, 2017	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer